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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 13, 2004

                           Jacksonville Bancorp, Inc.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Federal                       00049792                33-1002258
-----------------------------    -------------------      --------------------
(State or other jurisdiction      (SEC File Number)         (I.R.S. Employer
     of incorporation)                                     Identification No.)


              1211 West Morton Avenue, Jacksonville, Illinois 62650
              -----------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (217) 245-4111


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 7.       Financial Statements and Exhibits
              ---------------------------------

              (a) No financial statements of businesses acquired are required.

              (b)    No pro forma financial information is required.

              (c) Attached as an exhibit is Jacksonville Bancorp, Inc.'s (the "Company") news release announcing its March 31, 2004 earnings.

Item 12.      Results of Operations and Financial Condition
              ---------------------------------------------

              The Company announced its March 31, 2004 financial results by release. The press release is included as an exhibit.


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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          JACKSONVILLE BANCORP, INC.


DATE:  April 13, 2004                By:  /s/ Richard A. Foss
                                          -------------------------------------
                                          Richard A. Foss
                                          President and Chief Executive Officer



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                                  EXHIBIT INDEX
                                  -------------

99.1     News release dated April 13, 2004 announcing March 31, 2004 earnings.